                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of report (Date of earliest event reported) December 31, 1998
                                                       ------------------------

                                        SPSS Inc.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      33-64732              36-2815480
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)

       233 South Wacker Drive, Chicago, Illinois                  60606
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                (Zip Code)

                                (312) 651-3000
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

     On December 31, 1998, SPSS Inc. ("SPSS" or the "Registrant") acquired 100% of the outstanding capital shares of Integral Solutions Limited, a corporation incorporated under the laws of England with Registered Number 2355560 ("ISL"), from the shareholders of ISL (the "Shareholders"). The stock purchase occurred pursuant to the Stock Purchase Agreement between SPSS and the Shareholders in the United Kingdom (the "Agreement") dated as of December 31, 1998. SPSS acquired ISL from the Shareholders for approximately $6.75 million plus certain Contingent Payments (as defined in the Agreement) of up to approximately $6.71 million based on future results of the acquired business (the "Purchase Price"). ISL is a leading full-service data mining company, supplying consultancy and training. SPSS will continue to operate the ISL business from the ISL offices in Basingstoke, England.

     The Purchase Price was established through negotiations between SPSS and ISL.

     Other than the transactions included in, or contemplated by the Agreement, there are no material relationships between ISL and the Registrant or the Registrant's affiliates, or any director or officer of the Registrant, or any associate of any such director or officer.

     The foregoing description of the acquisition is qualified in its entirety by reference to the Agreement filed as Exhibit 2.1 hereto and incorporated by this reference.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial statements required by this item will be filed by amendment within sixty (60) days of the date of this initial report.

     (b) Financial statements required by this item will be filed by amendment within sixty (60) days of the date of this initial report.

     (c) The following Exhibits to this Form 8-K are attached hereto:

Exhibit
Number               Description of Document
-------              -----------------------

2.1 Stock Purchase Agreement by and among the Registrant and the shareholders of Integral Solutions Limited, dated as of December 31, 1998, together with a list briefly identifying the contents of omitted schedules.

4.1                  Bylaws of SPSS

99.1 Press Release of SPSS, issued January 4, 1998, announcing acquisition of ISL by SPSS.


The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Agreement to the Securities and Exchange Commission upon request.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPSS Inc.





Date: January 15, 1998                   By:  /s/ Robert Brinkmann
                                            -----------------------------------
                                            Robert Brinkmann
                                            Assistant Secretary and Controller